                                                                     EXHIBIT 2.1

COMMON STOCK                                                        COMMON STOCK

   NUMBER                                                              SHARES

LU
                                [STERI-OSS LOGO]
                             A DENTAL CARE COMPANY

INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
    THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 85915E 10 4


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


  FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF ------------------------------- STERI-OSS, INC. --------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                 STERI-OSS, INC.
/s/ BRUCE D. NYE                  INCORPORATED           /s/ KENNETH A. DARIENZO
   SECRETARY                     JULY 11, 1995                 CHAIRMAN AND
                                    DELAWARE             CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
   TRANSFER AGENT AND REGISTRAR
BY
             AUTHORIZED SIGNATURE

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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT -- ....................... Custodian ......................
                             (Cust)                           (Minor)
                     under Uniform Gifts to Minors
                     Act ....................................................
                                            (State)
UNIF TRF MIN ACT  -- ........................... Custodian (until age ......)
                               (Cust)
                     ................................ under Uniform Transfers
                                  (Minor)
                     to Minors Act ..........................................
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------

                                        X
                                          -------------------------------------

                                        X
                                          -------------------------------------
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE:     WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.